Exhibit 32.1

Paragon Offshore plc, a company registered under the laws of England and Wales
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Paragon Offshore plc, a company registered under the laws of England and Wales (the “Company”), on Form 10-Q for the period ended June 30, 2016, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Randall D. Stilley, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 9, 2016	/s/ Randall D. Stilley
Randall D. Stilley
President, Chief Executive Officer and Director
of Paragon Offshore plc, a company registered under the laws of England and Wales